The Advisors’ Inner Circle Fund III

Aegon Emerging Markets Debt Fund

(Institutional Shares: AMMIX)
(Investor Shares: AMMVX)

Aegon Short Duration High Yield Fund

(Institutional Shares: ADHIX)
(Investor Shares: ADHVX)

Prospectus	JANUARY 28, 2020

Investment Adviser:

Aegon USA Investment Management, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-833-GO-AEGON (833-462-3466). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Aegon Funds if you invest directly with a Fund.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Aegon Emerging Markets Debt Fund

Investment Objective

The Aegon Emerging Markets Debt Fund (the “Emerging Markets Debt Fund” or the “Fund”) seeks to maximize total return, consisting of income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.76%	0.76%
Total Annual Fund Operating Expenses	1.41%	1.66%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.66)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%	1.00%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Aegon USA Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, 12b-1 Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$77	$381
Investor Shares	$102	$459

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from June 14, 2019 (commencement of Fund operations) to September 30, 2019, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging markets debt securities and other instruments, including derivatives and exchange-traded funds (“ETFs”), with economic characteristics similar to such securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

Debt securities in which the Fund primarily invests are bonds. For purposes of the Fund’s 80% investment policy, however, debt securities include all varieties of fixed income securities, including bank loans and convertible securities. The Fund may invest in securities denominated in any currency, including local currencies or hard currencies (i.e., a currency that is not likely to depreciate suddenly or to fluctuate greatly in value), and may invest in securities of any maturity, duration or credit quality, including those that are rated below investment grade (“high yield” or “junk” bonds).

The Fund may also utilize derivatives, principally options, futures contracts, forward contracts and swap agreements, to gain or hedge (i.e., offset) exposure to securities, markets, currencies, or other instruments.

Emerging markets debt securities include (1) debt securities of governments, government agencies, government instrumentalities or political subdivisions and supranational organizations of emerging market countries; (2) debt securities of companies that are organized in, maintain their principal corporate offices in, conduct their principal operations in, or receive the majority of their revenues from emerging market countries; and (3) debt securities denominated in the currency of an emerging market country. Emerging market countries are countries that are included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (“OECD”) member country by the World Bank. From time to time, the Fund may focus its investments in a particular sector, or may focus its investments in a particular country or geographic region.

In managing the Fund’s assets, the Adviser uses a combination of global “top-down” analysis of the macroeconomic and interest rate environment and “bottom-up” research of corporate and sovereign debt and other credit instruments. The “top-down” analysis assists the Adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its “bottom-up” research, the Adviser considers various fundamental and other factors, such as creditworthiness and capital structure. Additionally, the Adviser considers currency movements and monetary policies in connection with its top-down and bottom-up processes. The Adviser’s research analysts may integrate environmental, social and governance (“ESG”) factors within their analytical process alongside traditional credit analysis in an effort to determine and assess the potential economic impact of ESG issues on an issuer.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Prepayment/Re-investment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Duration Risk — A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Government Agencies Risk — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Supranational Entities Risk — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described elsewhere in this section. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described elsewhere in this section. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The

Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Environmental, Social and Governance Risk — The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund commenced operations on June 14, 2019 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 1-833-GO-AEGON (833-462-3466) or on the Internet at www.aegoninvestments.com.

Investment Adviser

Aegon USA Investment Management, LLC

Portfolio Managers

Jeffrey J. Grills, CFA, Head of Emerging Markets Debt, has managed the Fund since 2019.

Sarvjeev Sidhu, CFA, Emerging Markets Head Strategist, has managed the Fund since its inception in 2019.

Phil Torres, Senior Portfolio Manager, has managed the Fund since its inception in 2019.

Brian Westhoff, CFA, Head of Multi-Sector Portfolio Management, has managed the Fund since its inception in 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16 of the prospectus.

Aegon Short Duration High Yield Fund

Investment Objective

The Aegon Short Duration High Yield Fund (the “Short Duration High Yield Fund” or the “Fund”) seeks to provide a high level of current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.76%	0.76%
Total Annual Fund Operating Expenses	1.31%	1.56%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.70%	0.95%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

Aegon USA Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, 12b-1 Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.70% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until January 31, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$72	$355
Investor Shares	$97	$433

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from June 14, 2019 (commencement of Fund operations) to September 30, 2019, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

High yield securities (commonly known as “junk” bonds) are fixed- or floating-rate securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the Adviser. The high-yield securities in which the Fund invests are primarily corporate bonds. For purposes of the Fund’s 80% investment policy, however, high yield securities also include foreign sovereign debt, bank loans and convertible securities. The Fund may also invest in investment grade securities, common stocks, preferred stocks and cash equivalents (including bank obligations).

The Fund may invest in securities of any rating, including securities that are in default. While the Fund may invest in securities of any maturity or duration, the Adviser seeks to maintain a weighted average portfolio duration for the Fund of 36 months or less. Duration measures how changes in interest rates affect the value of a fixed income security. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The Fund may invest in securities in both developed and emerging market countries, and may invest in securities denominated in any currency, including local currencies or hard currencies (i.e., a currency that is not likely to depreciate suddenly or to fluctuate greatly in value). Emerging market countries are countries that are included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (“OECD”) member country by the World Bank. From time to time, the Fund may focus its investments in a particular sector, or may focus its investments in a particular country or geographic region, such as Europe.

In managing the Fund’s assets, the Adviser uses a fundamental research process that combines a global “top-down” analysis of the macroeconomic and interest rate environment and “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the Adviser’s qualitative “top-down” approach, the Adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. Fundamental analysis attempts to estimate the quality of a particular security based on a variety of factors, such as: financial efficiency ratios, capital utilization, cash flow, gross margin, cost, and revenues. Technical analysis includes evaluating recent trading movements and trends to identify potential supply/demand imbalances that may impact trading prices. Sentiment analysis attempts to measure the market in terms of the attitudes of investors. Valuation analysis is a process to estimate the approximate value or worth of a security so that it can be compared to current and historical trading levels as well as to other relevant benchmarks. This “top-down” analysis assists the Adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its “bottom-up” research, the Adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The Adviser’s research analysts may integrate environmental, social and governance (“ESG”) factors within their analytical process alongside traditional credit analysis in an effort to determine and assess the potential economic impact of ESG issues on an issuer.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment/Re-investment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Distressed or Defaulted Securities Risk — Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The Fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Preferred Stock Risk — Preferred stocks are non-voting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment/re-investment risk, which is discussed elsewhere in this section.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Bank Obligations — To the extent the Fund invests in bank obligations, the Fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Environmental, Social and Governance Risk — The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund commenced operations on June 14, 2019 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 1-833-GO-AEGON (833-462-3466) or on the Internet at www.aegoninvestments.com.

Investment Adviser

Aegon USA Investment Management, LLC

Portfolio Managers

Kevin Bakker, CFA, Co-Head of High Yield, has managed the Fund since its inception in 2019.

Ben Miller, CFA, Co-Head of High Yield, has managed the Fund since its inception in 2019.

Jim Schaeffer, Global Head of Leveraged Finance, has managed the Fund since its inception in 2019.

Derek Thoms, Portfolio Manager, has managed the Fund since its inception in 2019.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of a Fund for the first time, you must invest at least $250,000. There is no minimum for subsequent investments in Institutional Shares of a Fund.

To purchase Investor Shares of a Fund for the first time, you must invest at least $2,000. The minimum initial investment for individual retirement accounts (“IRAs”) is $1,000. Subsequent investments must be made in amounts of at least $50 for Investor Shares of a Fund.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Aegon Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aegon Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-833-GO-AEGON (833-462-3466).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the Emerging Markets Debt Fund is to seek to maximize total return, consisting of income and capital appreciation.

The investment objective of the Short Duration High Yield Fund is to seek to provide a high level of current income.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective.

This prospectus describes the Funds’ principal investment strategies. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Active Management Risk — Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these market conditions, a Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Extension Risk — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Prepayment/Re-investment Risk — Investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Duration Risk — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — The Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Below Investment Grade Fixed Income Securities (Junk Bonds) Risk — The Funds may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Bank Loans Risk — The Funds may invest in bank loans. Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

A Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds’ ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet a Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Foreign Investment Risk — Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. More specifically, investing in foreign issuers includes risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small and consist of a limited number of companies representing a small number of industries. Investing in foreign issuers also poses the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Risk of Investing in Europe. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance by member states with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the EU. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends in years past due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by varying political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Emerging Markets Risk — Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Currency Risk — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Governmental and Supranational Debt Securities Risk — Investments in debt securities issued by governments or by government agencies and instrumentalities or supranational organizations involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, a Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging market countries.

Equity Market Risk — Because the Funds may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility.

Market Risk — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment/re-investment risk, which are discussed elsewhere in this section.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment/re-investment risk.

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments that the ETF is designed to track. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (“NAV”) of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Derivatives Risk — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds’ use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds’ performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Futures Contracts Risk — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract.

There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Forward Contracts Risk — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Options Risk — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements Risk — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk and/or tax risk, which are described elsewhere in this section. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter derivatives markets for the first time. Key Dodd-Frank Act provisions relating to over-the-counter derivatives require rulemaking by the U.S. Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the over-the-counter derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain over-the-counter derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators, a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

Leverage Risk — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Distressed or Defaulted Securities Risk — Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. A Fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Bank Obligations — To the extent a Fund invests in bank obligations, the Fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of a Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Environmental, Social and Governance Risk — The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore a Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and a Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

New Fund Risk — Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing their investment strategies, may not employ successful investment strategies, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post its holdings within 15 days of the end of each month on the internet at www.aegonassetmanagement.com/us/MF/FundLit. The portfolio holdings information placed on the Funds’ website generally will remain there until replaced by new postings as described above.

Investment Adviser

Aegon USA Investment Management, LLC, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 6300 C Street SW, Cedar Rapids, Iowa 52499. As of November 30, 2019, the Adviser had approximately $103.9 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities with respect to the Funds.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Emerging Markets Debt Fund	0.65%
Short Duration High Yield Fund	0.55%

For each Fund, the Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2021 (each, a “contractual expense limit”). This agreement may be terminated: (i) by the

Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021.

Fund	Contractual Expense Limit
Emerging Markets Debt Fund	0.75%
Short Duration High Yield Fund	0.70%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal period from June 14, 2019 (commencement of Fund operations) to September 30, 2019, the Adviser received advisory fees (after fee reductions), stated as a percentage of the average daily net assets of each Fund, as follows:

Fund	Advisory Fees Paid
Emerging Markets Debt Fund	0%
Short Duration High Yield Fund	0%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report to Shareholders dated September 30, 2019, which covers the period from the Funds’ inception to September 30, 2019.

Legal Proceedings

On August 27, 2018, the SEC issued an Order Instituting Administrative and Cease-And-Desist Proceedings (the “Order”) naming the Adviser and certain of its affiliates. The Order contains SEC findings of federal securities law violations, neither admitted nor denied, related to the period between July 2011 and June 2015, regarding, among other things, errors in the Adviser’s past operation and/or implementation of asset allocation models and volatility overlays developed and utilized by the Adviser when it served as a sub-adviser to certain Transamerica-sponsored mutual funds and underlying funds held by certain variable products, and as a model manager for certain strategies offered in certain separately managed account programs. The Order also states that the parties failed to make appropriate disclosures regarding these matters and the identity of the initially named portfolio manager for certain of the funds at issue. In addition, the Order states that the parties failed to have adequate compliance policies and procedures.

The Adviser ceased to serve as sub-adviser to the tactical funds and asset allocation funds identified in the Order on April 30, 2015, and June 30, 2015, respectively.

The Adviser also served as a model manager for certain strategies, identified in the Order, offered through the I-Series portfolios, a separately managed account program that provided diversified model portfolios that employed strategic, alternative and tactical asset allocation strategies, offered and advised by Transamerica Financial Advisers, Inc. The Adviser’s model-manager relationship with the I-Series Strategies ended as of May 29, 2015.

Under the terms of the Order, the Adviser and certain named affiliates were censured and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of Section 17(a)(2) of the Securities Act of 1933, as amended, Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Sections 206(2) and 206(4) of the Investment Advisors Act of 1940, as amended, and Rules 206(4)-1(a)(5), 206(4)-7 and 206(4)-8 thereunder. The Adviser paid civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties were deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held an interest in any of the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 1, 2011 and June 30, 2015. The Order states that these investors are to receive from the Fair Fund an amount related to the pro rata fees and commissions paid by them during that period, plus interest, subject to a de minimus threshold.

In accepting the settlement, the SEC considered the substantial cooperation and the remedial efforts of the Adviser and its named affiliates. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, the Adviser and named affiliates had voluntarily retained a consultant to conduct a comprehensive independent review of certain compliance policies and procedures, internal controls and related procedures, and that the consultant’s written findings had been received and proposed changes implemented. The SEC also acknowledged that, in advance of receiving recommendations from the consultant, the named parties had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that the named parties have retained the consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

A copy of the full Order is available on the SEC’s website.

The Funds are affected by many factors and risks: for example, the risk that the Adviser’s judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the Funds to lose value. See “Principal Risks” above.

Portfolio Managers

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Funds.

Kevin Bakker, CFA, Co-Head of High Yield, serves as a portfolio manager for the Short Duration High Yield Fund. Prior to joining the Adviser in 2003, Mr. Bakker was employed by Archer Daniels Midland in various roles within their commodities trading division. Mr. Bakker earned a B.A. from Loras College and an M.B.A. from the University of Iowa. He is a CFA® charterholder.

Jeffrey J. Grills, CFA, Head of Emerging Markets Debt, serves as a portfolio manager for the Emerging Markets Debt Fund. Prior to joining the Adviser in 2019, Mr. Grills was a partner at Gramercy Funds Management and a senior portfolio manager for emerging markets strategies. He was also a senior member of the Credit Investment Committee responsible for overseeing investments in all credit-related strategies. Prior to joining Gramercy Funds Management in 2010, Mr. Grills was a portfolio manager and co-head of the Emerging Market Debt team at JPMorgan Asset Management. Mr. Grills earned a B.S. in mathematics and economics from Duke University. He is a CFA® charterholder.

Ben Miller, CFA, Co-Head of High Yield, serves as a portfolio manager for the Short Duration High Yield Fund. Mr. Miller joined the Adviser in 1993. He earned a B.A. from the University of Northern Iowa and an M.B.A. from the University of Iowa. He is a CFA® charterholder.

Jim Schaeffer, Global Head of Leveraged Finance, serves as a portfolio manager for the Short Duration High Yield Fund. He is also a member of the Aegon Asset Management US Executive Committee and Aegon Asset Management Steering Committee. Prior to 2020, Mr. Schaeffer was Deputy Chief Investment Officer and Co-Head of Public Fixed Income at the Adviser. Prior to joining the Adviser in 2004, Mr. Schaeffer served as a vice president at PPM America’s Distressed Debt and Workout Group. He also worked in corporate banking and investment banking positions at Wachovia Corporation, Bank of America Securities and Donaldson, Lufkin & Jenrette in Chicago. Mr. Schaeffer earned a B.S. in finance from Miami (Ohio) University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He maintains his Series 3 and is also registered as a Principal and Associated Person with the National Futures Association.

Sarvjeev Sidhu, CFA, Emerging Markets Head Strategist, serves as a portfolio manager for the Emerging Markets Debt Fund. Prior to 2020, Mr. Sidhu was Co-Head of Emerging Markets at the Adviser. Prior to joining the Adviser in 1999, Mr. Sidhu was an emerging markets debt portfolio manager at Lincoln

National Investment Management. Mr. Sidhu earned a B.S. from Birla Institute of Technology and an M.B.A. and M.P.A. from Indiana University. He is a CFA® charterholder.

Derek Thoms, High Yield Portfolio Manager, serves as a portfolio manager for the Short Duration High Yield Fund. Prior to joining the Adviser in 2013, Mr. Thoms held a number of management and leadership positions with ESP International and the University of Northern Iowa and traded commodities for Archer Daniels Midland Company. Mr. Thoms earned his B.A. in economics from the University of Northern Iowa.

Phil Torres, Senior Portfolio Manager, serves as a portfolio manager for the Emerging Markets Debt Fund. Prior to 2020, Mr. Torres was Co-Head of Emerging Markets and Director of Emerging Markets Research at the Adviser. Prior to joining the Adviser in 2016, Mr. Torres was the founding partner and co-portfolio manager of an emerging markets global macro hedge fund from 2012 to 2015. Prior to that, he worked as a portfolio manager at UBS Asset Management, JBS USA, Vara Capital Management and Ritchie Capital Management. Mr. Torres earned a B.A. from Tufts University and an M.B.A. from the University of Chicago.

Brian Westhoff, CFA, Head of Multi-Sector Portfolio Management, serves as a portfolio manager for the Emerging Markets Debt Fund. Prior to joining the Adviser in 2003, Mr. Westhoff worked as an equity research intern with Credit Suisse Asset Management, a fixed income investment analyst at St. Paul Companies and an oil-and-gas equity research intern with Merrill Lynch. Mr. Westhoff earned a B.S. in business administration from Drake University and an M.B.A. from the Thunderbird School of Global Management. He is a CFA® charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables present the related performance of groups of one or more accounts (each, a “Composite,” and together, the “Composites”), which include all accounts managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Funds. The data does not represent the performance of the Funds. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (“GIPS®”). The Adviser’s policies on valuing portfolios, calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Gross of fees” returns reflect the deduction of all trading costs paid by the accounts included in the Composites, while “net of fees” returns additionally reflect the deduction of the estimated annualized net expenses of the applicable Fund’s Investor Shares (1.00% and 0.95% for the Emerging Markets Debt Fund and Short Duration High Yield Fund, respectively). The fees and expenses of the accounts included in each Composite, which are those of affiliates of the Adviser, are lower than the fees and expenses of the Investor Shares of the applicable Fund. The Composite performance information is calculated in and expressed in United States dollars, without taking into account federal or state income taxes.

The accounts included in the Composites are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Funds by the federal securities and tax laws. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composites presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds’ own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Emerging Markets Debt Fund

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

Performance Information for the Adviser’s Substantially Similar Strategy Composite

Calendar Year Total Pre-Tax Returns

Year	Total Pre- Tax Return (Net of Fees)	Total Pre- Tax Return (Gross of Fees)	JP Morgan EMBI Global Diversified Index[1]	Blended Benchmark[2]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2019	13.57%	14.70%	15.04%	14.21%	1	$47.2
2018	-6.49%	-5.55%	-4.26%	-4.03%	1	$106.8
2017	10.30%	11.40%	10.26%	10.91%	1	$112.6

Average Annual Total Pre-Tax Returns (as of 12/31/2019)

Time Period	Composite Returns (Net of Fees)	Composite Returns (Gross of Fees)	JP Morgan EMBI Global Diversified Index[1]	Blended Benchmark[2]
1 Year	13.57%	14.70%	15.04%	14.21%
Since Inception[3]	4.12%	5.16%	5.37%	5.33%

[1]

The JP Morgan EMBI Global Diversified Index tracks total returns for US dollar–denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

[2]

The components of the blended benchmark are as follows: JP Morgan EMBI Global Diversified Index (50%), JP Morgan CEMBI Broad Diversified Index (25%) and JP Morgan GBI-EM Global Diversified Index (25%). The JP Morgan EMBI Global Diversified Index is described above. The JP Morgan CEMBI Broad Diversified Index tracks total returns for US–denominated corporate bonds issued by emerging markets entities. The JP Morgan GBI-EM Global Diversified Index tracks local currency bonds issued by emerging market governments, limiting inclusion to only those countries that are readily accessible and where no impediments exist for foreign investors.

[3]	Inception date of the Composite is November 1, 2016.

Short Duration High Yield Fund

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

Performance Information for the Adviser’s Substantially Similar Strategy Composite

Calendar Year Total Pre-Tax Returns

Year	Total Pre- Tax Return (Net of Fees)	Total Pre- Tax Return (Gross of Fees)	Benchmark[1]	Number of Accounts at End of Period	Total Assets at End of Period ($ millions)
2019	8.43%	9.46%	10.98%	2	$136.8
2018	0.69%	1.65%	0.67%	2	$90.7
2017	5.16%	6.16%	5.38%	1	$43.8

Average Annual Total Pre-Tax Returns (as of 12/31/2019)

Time Period	Composite Returns (Net of Fees)	Composite Returns (Gross of Fees)	Benchmark[1]
1 Year	8.43%	9.46%	10.98%
Since Inception[2]	4.71%	5.71%	5.59%

[1]

The benchmark of the Composite is the ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB-B 1-5 Year Constrained Index. The ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB-B 1-5 Year Constrained Index is comprised predominantly of US dollar-denominated below investment grade corporate debt (BB1 through B3) with a maturity less than five years.

[2]	Inception date of the Composite is January 1, 2017.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, Institutional Shares and Investor Shares. Each share class has its own investment minimums and cost structure, as summarized below. Contact your financial intermediary or the Funds for more information about each Fund’s share classes and how to choose between them.

Class Name	Investment Minimums	Fees
Institutional Shares	Initial – $250,000 Subsequent – None	No Rule 12b-1 Fee
Investor Shares	Initial – $2,000 ($1,000 for IRAs) Subsequent – $50	0.25% Rule 12b-1 Fee

Institutional Shares and Investor Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Although not limited to the list below, for both Institutional Shares and Investor Shares:

●	The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account.

●	There are no minimums for:

●	omnibus accounts maintained on behalf of certain 401(k) and other retirement plans;

●

“wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with the Funds or SEI Investments Distribution Co.;

●	investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code of 1986, as amended; and

●	investments made by certain endowment plans and foundations, directors, trustees and officers of the Funds, and employees of the Adviser.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-833-GO-AEGON (833-462-3466).

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Aegon Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Aegon Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-833-GO-AEGON (833-462-3466) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA # 101000695
Aegon Funds
DDA # 9872013085

Ref: Fund name/share class/account number/account name

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional Shares of a Fund for the first time, you must invest at least $250,000. There is no minimum for subsequent investments in Institutional Shares of a Fund.

To purchase Investor Shares of a Fund for the first time, you must invest at least $2,000. The minimum initial investment for IRAs is $1,000. Subsequent investments must be made in amounts of at least $50 for Investor Shares of a Fund.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with the Funds, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $50 for Institutional Shares and Investor Shares. To cancel or change a plan, contact the Fund by mail at: Aegon Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aegon Funds, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Emerging Markets Debt Fund	Institutional Shares	AMMIX	00774Q676	4063
	Investor Shares	AMMVX	00774Q668	4062
Short Duration High Yield Fund	Institutional Shares	ADHIX	00774Q650	4067
	Investor Shares	ADHVX	00774Q643	4066

General Information

You may generally purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.

With respect to non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, a Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies in which a Fund invests are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-833-GO-AEGON (833-462-3466).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that a Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-833-GO-AEGON (833-462-3466) for more information.

The sale price of each share will be the next determined NAV after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Aegon Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Aegon Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the

Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-833-GO-AEGON (833-462-3466) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If you have a direct account with the Funds, you may transfer as little as $50 per month for Institutional Shares and Investor Shares from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by a Fund in its sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $250,000 for Institutional Shares or $2,000 for Investor Shares of a Fund because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you or your financial intermediary may exchange Institutional Shares or Investor Shares of one Aegon Fund for Institutional Shares or Investor Shares, respectively, of another Aegon Fund by writing to or calling the Funds. Exchanges are subject to the eligibility requirements and the fees and expenses of the Aegon Fund you exchange into.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you or your financial intermediary may also convert one class of shares of one Aegon Fund directly to another class of shares of another Aegon Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Aegon Fund you convert into. A conversion between share classes of an Aegon Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into an Aegon Fund or share class which your financial intermediary sells or services. Your financial intermediary can tell you which Aegon Funds and share classes are available through the intermediary.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for Investor Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Shares of a Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than 1 “round trip,” including exchanges, into or out of a Fund over any rolling 30-day period. If a shareholder exceeds this amount, the applicable Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-833-GO-AEGON (833-462-3466).

Dividends and Distributions

Each Fund distributes its net investment income monthly, and makes distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). A Fund’s investment strategies may significantly limit its ability to make distributions eligible for treatment as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the “first-in-first-out” basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2019 Annual Report of the Funds, which is available upon request by calling the Funds at 1-833-GO-AEGON (833-462-3466).

AEGON EMERGING MARKETS DEBT FUND
Institutional Shares

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income**	0.13
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.16
Dividends and Distributions:
Net Investment Income	(0.12)
Total Dividends and Distributions	(0.12)
Net Asset Value, End of Period	$10.04
Total Return†	1.61%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$45,472
Ratio of Expenses to Average Net Assets	0.75	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.04	%††
Ratio of Net Investment Income to Average Net Assets	4.35	%††
Portfolio Turnover Rate	24	%†††

*	Commenced operations on June 14, 2019.

**	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

AEGON EMERGING MARKETS DEBT FUND
Investor Shares

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income**	0.12
Net Realized and Unrealized Gain	0.02
Total from Investment Operations	0.14
Dividends and Distributions:
Net Investment Income	(0.11)
Total Dividends and Distributions	(0.11)
Net Asset Value, End of Period	$10.03
Total Return†	1.43%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$228
Ratio of Expenses to Average Net Assets	1.00	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.29	%††
Ratio of Net Investment Income to Average Net Assets	4.10	%††
Portfolio Turnover Rate	24	%†††

*	Commenced operations on June 14, 2019.

**	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

AEGON SHORT DURATION HIGH YIELD FUND
Institutional Shares

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income**	0.12
Net Realized and Unrealized Gain	0.01
Total from Investment Operations	0.13
Dividends and Distributions:
Net Investment Income	(0.11)
Total Dividends and Distributions	(0.11)
Net Asset Value, End of Period	$10.02
Total Return†	1.32%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$20,172
Ratio of Expenses to Average Net Assets	0.70	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.34	%††
Ratio of Net Investment Income to Average Net Assets	3.96	%††
Portfolio Turnover Rate	11	%†††

*	Commenced operations on June 14, 2019.

**	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

AEGON SHORT DURATION HIGH YIELD FUND
Investor Shares

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income**	0.11
Net Realized and Unrealized Gain	0.01
Total from Investment Operations	0.12
Dividends and Distributions:
Net Investment Income	(0.10)
Total Dividends and Distributions	(0.10)
Net Asset Value, End of Period	$10.02
Total Return†	1.25%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$101
Ratio of Expenses to Average Net Assets	0.95	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.59	%††
Ratio of Net Investment Income to Average Net Assets	3.71	%††
Portfolio Turnover Rate	11	%†††

*	Commenced operations on June 14, 2019.

**	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The Advisors’ Inner Circle Fund III

Aegon Funds

Investment Adviser

Aegon USA Investment Management, LLC
6300 C Street SW
Cedar Rapids, Iowa 54299

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated January 28, 2020, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-833-GO-AEGON (833-462-3466)
By Mail:	Aegon Funds P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	www.aegoninvestments.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

AAM-PS-001-0200